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                                   EXHIBIT 23
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                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
R. G. Barry Corporation:

We consent to the use of our reports incorporated herein by reference.


/s/ KPMG LLP
Columbus, Ohio
September 16, 2002